SUMMIT BANK

                               SECURITY AGREEMENT
                  (EQUIPMENT AND/OR INVENTORY AND/OR ACCOUNTS)

AGREEMENT by and between Summit Bank ("BANK") and Environmental Waste Management Associates, L.L.C.; Integrated Analytical Laboratories, L.L.C.; Environmental Waste Management Associates, Inc.; and Integrated Analytical Laboratories, Inc. (jointly and severally, "BORROWER"), dated as set forth.

1.       DEFINITIONS
         The terms set forth below shall be defined as follows:
         1.1      "Date of Agreement" is: August 14, 2000.
         1.2 "Borrower" means jointly and severally: Environmental Waste Management Associates, L.L.C., a New Jersey limited liability company; Integrated Analytical Laboratories, L.L.C., a New Jersey limited liability company; Environmental Waste Management Associates, Inc., a New jersey corporation; and
                  Integrated Analytical Laboratories, Inc., a New Jersey corporation.
         1.3 Borrower's Address means: 100 Misty Lane, Parsippany, New Jersey 07054 as to Environmental Waste Management Associates, L.L.C.; Integrated Analytical Laboratories, L.L.C.; and
                  Environmental Waste Management Associates, Inc.; and 273 Franklin Road, Randolph, New Jersey 07869 as to Integrated Analytical Laboratories, Inc.
         1.4      "Bank's Address" is:  210 Main Street, Hackensack, New Jersey
                  07601.
         1.5 "Collateral" means all property, assets or rights that secure the payment of the Obligations, whether now owned or existing or hereafter created or acquired and cash and noncash proceeds thereof.
         1.6 "Equipment" means, in addition to the definition of equipment contained in the Uniform Commercial Code, including without limitation, all machinery and equipment and furniture and fixtures of Borrower (excluding motor vehicles and automotive equipment), now owned or hereafter acquired by Borrower, and used or acquired for use in business of Borrower, together with all accessions thereto and all substitutions and replacements thereof and parts therefor; all or part of which may be or will be installed in, affixed to or attached to real estate situated at 100 Misty Lane, Parsippany, New Jersey 07054 and 273 Franklin Road, Randolph, New Jersey 07869, and including, without limitation, all Equipment listed on any schedule attached hereto; and cash and non-cash proceeds of all of the foregoing.
         1.7 "Inventory" means, in addition to the definition of inventory contained in the Uniform Commercial Code, including without limitation, all goods, merchandise and other personal property now owned or hereafter acquired by Borrower which are held for sale, consignment or lease, or are furnished or to be furnished under any contract of service or are raw materials, work-in-process, supplies or materials used or consumed in Borrower's business; and all of the rights of Borrower as unpaid seller of goods or services and in goods that are returned, reclaimed or repossessed including, without limitation, the rights of stoppage in transit, replevin, reclamation and resale; and all products thereof, and all substitutions, replacements, additions or accessions therefor and thereto; all cash and noncash proceeds of all of the foregoing, including insurance proceeds, and including, without limitation, all Inventory listed on any schedule attached hereto.
         1.8 "Receivables" means, in addition to the definition of accounts contained in the Uniform Commercial Code, including without limitation, all accounts, instruments, documents, chattel paper and other obligations or indebtedness owed to Borrower from whatever source arising; all rights of Borrower to receive any payments in money or kind; all guarantees of Receivables and security therefor; all cash and noncash proceeds of all of the foregoing; all of the right, title and interest of Borrower in and with respect to the goods, services or other property which give rise to or which secure any of the Receivables and insurance policies and cash and noncash proceeds relating thereto, and all of the rights of Borrower as unpaid seller of goods or services, including, without limitation, the rights of stoppage in transit, replevin, reclamation and resale; and all of the foregoing, whether now existing or hereafter created or acquired.
         1.9 "General Intangibles" means, in addition to the definition of general intangibles contained in the Uniform Commercial Code, including without limitation, all trademarks, patents, copyrights, service marks, brand names, trade names, trade styles, together with the goodwill of the business represented thereby, all choses in action, all insurance proceeds, all claims for money due, including tax refunds, from any Federal, state or municipal government agency thereof or taxing authority, now owned or hereafter acquired or created by Borrower together with all renewals, replacements and substitutions therefor or accessions thereto, all rights accruing therefrom and cash and noncash proceeds thereof.
         1.10 "Loan Document(s)" means any Credit Agreement, Note, Security Agreement, Mortgage or any other document heretofore, now or hereafter executed by Borrower to Bank together with all modifications, extensions and/or renewals thereof.
         1.11     "Event of Default" means each and every event specified in
                  Section 4 of this Agreement.

         1.12 "Obligations" means all indebtedness, obligations and liabilities of Borrower to Bank of every kind and description, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, including any overdrafts, whether for payment or performance, now existing or hereafter arising, whether presently contemplated or not, regardless of how the same arise or by what instrument, agreement or book account they may be evidenced, or whether evidenced by any instrument, agreement or book account, including but not limited to all loans (including any loan by modification, renewal or extension), all indebtedness including any arising from any derivative transactions, all undertakings to take or refrain from taking any action, all indebtedness, liabilities or obligations owing from Borrower to others which Bank may have obtained by purchase, negotiation, discount, assignment or otherwise; and all interest, taxes, fees, charges, expenses and attorney's fees, (whether or not such attorney is a regularly salaried employee of Bank, any parent corporation or any subsidiary or affiliate thereof, whether now existing or hereafter created) chargeable to Borrower or incurred by Bank under the Loan Documents, or any other document or instrument delivered in connection herewith or therewith.
         To the extent not defined in Section 1 (or any other Loan Document), unless the context otherwise requires, all other terms contained in this Agreement shall have the meanings attributed to them by the Uniform Commercial Code in force in the State of New Jersey as of the Date of Agreement, to the extent that same are used or defined therein. To the extent not defined in Section 1, unless the context otherwise requires, all accounting terms contained in this Agreement shall have the meanings attributed to them by Generally Accepted Accounting Principles as of the Date of Agreement, to the extent that same are used or defined therein.
2.       GRANT OF SECURITY INTEREST
         To secure payment and performance of the Obligations, Borrower hereby pledges, assigns and transfers to Bank, and grants to Bank a continuing lien on and security interest in and to all of the following designated
         Collateral: Equipment; Inventory; Receivables; and General Intangibles.
3.       SPECIFIC REPRESENTATIONS, WARRANTIES AND COVENANTS WITH RESPECT TO
         COLLATERAL
         With respect to the Collateral, Borrower hereby represents, warrants and covenants with Bank as follows:
         3.1      If Equipment is a part of the Collateral:
                  3.1.1    Borrower  shall keep the Equipment  only at 100 Misty
                           Lane,  Parsippany,  New Jersey 07054 which  premises
                           are owned by  Borrower;  273  Franklin  Road,
                           Randolph,  New Jersey 07869 which  premises are owned
                           by Borrower  and 85 Fulton  Street,  Boonton, New
                           Jersey which premises are owned by Fulton Street
                           Associates.  If the Collateral is located at real
                           estate  owned by a party  other than  Borrower
                           and/or  leased to Borrower,  Borrower  hereby  agrees
                           to provide  Bank with  disclaimers  and  waivers
                           necessary to make the Security  Interest in the
                           Collateral  valid against  Borrower and any other
                           person who may hold an interest in such real estate;
                  3.1.2    Borrower  shall keep and  maintain  all  Equipment in
                           good  operating   condition  and  repair,   make  all
                           necessary  repairs  thereto and  replacement of parts
                           thereof  so that the value and  operating  efficiency
                           thereof  shall  at  all  times  be   maintained   and
                           preserved;  and  Borrower  shall  keep  complete  and
                           accurate  books  and  records  with  respect  to  the
                           Equipment, including maintenance records;
                  3.1.3    Borrower  shall  deliver to Bank any and all evidence
                           of ownership of, and certificate of title to, any and
                           all Collateral;
                  3.1.4    Borrower shall not, without the prior written consent
                           of Bank,  sell,  offer to sell, lease or in any other
                           manner  dispose  of  any  Collateral  except  in  the
                           ordinary course of business; and
                  3.1.5    Borrower  shall notify Bank no later than thirty (30)
                           days  prior to any change of any  location  where the
                           Collateral is or may be kept.
         3.2      If Inventory is a part of the Collateral:
                  3.2.1    All  Inventory  is in  possession  of Borrower at 100
                           Misty  Lane,  Parsippany,  New  Jersey  07054 and 273
                           Franklin  Road,  Randolph,   New  Jersey  07869,  and
                           Borrower shall notify Bank, no later than thirty (30)
                           days  prior to any change of any  location  where the
                           Inventory is or may be kept;
                  3.2.2    Borrower shall not sell, lease or otherwise  transfer
                           any interest in the  Inventory  except that  Borrower
                           may, until an Event of Default occurs, hold, process,
                           sell or consume  Inventory in the ordinary  course of
                           Borrower's business,  excluding, however, any sale or
                           transfer made in partial or total  satisfaction  of a
                           debt;
                  3.2.3    Borrower  shall keep  current  stock,  cost and sales
                           records of the  Inventory,  accurately  itemizing and
                           describing the types and quantities of Inventory, and
                           the cost and  selling  price  thereof  and all books,
                           records and  documents  relating to the Inventory are
                           and will be genuine, complete and correct;
                  3.2.4    None of the  Inventory  is,  or at any  time or times
                           hereafter  will be stored with a bailee or  consignee
                           without the prior written consent of Bank; and
                  3.2.5    Borrower shall,  at Bank's  request,  deliver to Bank
                           any and all evidence of ownership of,  certificate of
                           title to, or other documents  evidencing any interest
                           in, any and all of the Inventory.
         3.3      If Receivables are a part of the Collateral:
                  3.3.1    The address of the chief executive office of Borrower
                           is  Borrower's  Address  and  Borrower  has no  other
                           places of  business.  All records  pertaining  to the
                           Receivables  (including  computer  records)  and  all
                           returns of Inventory are kept at Borrower's  Address,
                           and Borrower  will notify Bank,  no later than thirty
                           (30) days prior to any change in address of the chief
                           executive  office of Borrower or of the change of the
                           location  where records  pertaining to Receivables or
                           returns of Inventory are kept;
                  3.3.2    All books,  records and documents  relating to any of
                           the Receivables  (including computer records) are and
                           will be genuine and in all respects what they purport
                           to be; and the amount of each Receivable shown on the
                           books  and  records  of  Borrower  is and will be the
                           correct  amount  actually  owing  or to be  owing  at
                           maturity of such Receivable;
                  3.3.3    Until Bank directs otherwise,  Borrower shall collect
                           the Receivables.  Any proceeds  collected by Borrower
                           shall not be commingled with other funds of Borrower,
                           shall be held in  express  trust for the  benefit  of
                           Bank and,  upon the request of Bank,  be  immediately
                           delivered  to Bank in the form  received,  except for
                           necessary endorsements to permit collection. Bank may
                           in its sole  discretion,  allow  Borrower to use such
                           funds to such extent and for such periods, if any, as
                           Bank elects;
                  3.3.4    Borrower shall notify Bank if any  Receivables  arise
                           out  of  contracts  with  the  United  States  or any
                           department,  agency or instrumentality  thereof,  and
                           Borrower shall execute any  instruments  and take any
                           steps to  protect  the  rights of Bank in and to such
                           Receivables  under  the  provisions  of  the  Federal
                           Assignment  of  Claims  Act  or  any  similar  act or
                           regulation; and
                  3.3.5    Borrower  shall provide  Bank,  at its request,  from
                           time to time with: confirmatory assignment schedules;
                           copies of all invoices  relating to the  Receivables;
                           evidence of shipment  or delivery of  Inventory;  and
                           such further information and/or schedules as Bank may
                           reasonably  require,  all in a form  satisfactory  to
                           Bank.
4.       EVENTS OF DEFAULT AND ACCELERATION
         4.1 The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:
                  4.1.1    Failure to perform or observe any  covenant,  term or
                           agreement  herein set forth or set forth in any Loan
                           Document;
                  4.1.2    Any representation or warranty made or deemed made by
                           Borrower  herein or in any Loan  Document or which is
                           contained in any  certificate,  document,  opinion or
                           other  statement  furnished  now or at any time shall
                           prove to be incorrect  in any material  respect on or
                           as of the date made or deemed to be made;
                  4.1.3    Occurrence  of any Event of Default  provided  for in
                           any Loan Document including,  without limitation, the
                           Note or Section 6 of the Secured Credit Agreement.
         4.2 If any Event of Default shall occur, then or at any time thereafter, while such Event of Default shall continue, Bank may declare all Obligations to be due and payable, without notice, protest, presentment or demand, all of which are hereby expressly waived by Borrower.
5.       RIGHTS AND REMEDIES
         Bank shall have the rights and remedies set forth in the Note and the Secured Credit Agreement and any other Loan Document, together with:
         5.1 The right to enter and/or remain upon the premises of Borrower without any obligation to pay rent to Borrower or others, or any other place or places where any of the Collateral is located and kept and:
                  5.1.1    Remove  Collateral  therefrom to the premises of Bank
                           or any agent of Bank, for such time  as  Bank  may
                           desire  in  order  to  maintain,collect, sell and/or
                           liquidate the Collateral.
                  5.1.2    Use such premises, together with materials, supplies,
                           books and records of Borrower, to maintain possession
                           and/or  the  condition  of  the  Collateral,  and  to
                           prepare the  Collateral  for selling,  liquidating or
                           collecting. Bank may require Borrower to assemble the
                           Collateral  and make it  available to Bank at a place
                           to  be   designated   by  Bank  which  is  reasonably
                           convenient to both parties.
         5.2 The right to file a copy (including a carbon, photographic or other reproduction) of this Security Agreement in lieu of a financing statement.
6.       GENERAL PROVISIONS
         6.1 This Agreement is a security agreement within the meaning of the Uniform Commercial Code in force in the State of New Jersey.
         6.2 The General Provisions contained in Section 8 of the Secured Credit Agreement shall be fully applicable and are incorporated herein as terms and conditions of this Agreement.
7.       ASSIGNMENT BY BANK
         Bank, may from time to time, without notice to Borrower, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or the Collateral therefor. In such event, each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations and/or the Collateral shall have the right to enforce this Agreement, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such rights. Bank shall have an unimpaired right to enforce this Agreement for its benefit to that portion of the Obligations as Bank has not sold, assigned, transferred or otherwise disposed of.

================================================================================
8.       WAIVER OF JURY TRIAL
         BORROWER WAIVES TRIAL BY JURY AND CONSENTS TO AND CONFERS PERSONAL JURISDICTION ON COURTS OF THE STATE OF NEW JERSEY OR OF THE FEDERAL GOVERNMENT, AND EXPRESSLY WAIVES ANY OBJECTIONS AS TO VENUE IN ANY OF SUCH COURTS, AND AGREES THAT SERVICE OF PROCESS MAY BE MADE ON BORROWER BY MAILING A COPY OF THE SUMMONS TO BORROWER AT BORROWER'S ADDRESS. BANK LIKEWISE WAIVES TRIAL BY JURY.
===============================================================================

WITNESS:                       BORROWER     Environmental Waste Management
                                              Associates, L.L.C.


/s/ George Greenberg                        /s/ Lawrence B. Seidman
----------------------------                -----------------------------------
 George Greenberg, Secretary                  Lawrence B. Seidman, President


WITNESS:                                     BORROWER  Integrated Analytical
                                             Laboratories, L.L.C.


/s/ Frank Russomanno                         /s/ Michael Leftin
----------------------------                 -----------------------------------
Frank Russomanno, Secretary                  Michael Leftin, President


ATTEST:                                      BORROWER Environmental Waste
                                             Management Associates, Inc.


/s/ George Greenberg                         /s/ Lawrence B. Seidman
----------------------------                 ----------------------------------
George Greenberg, Secretary                  Lawrence B. Seidman, President


ATTEST:                                      BORROWER  Integrated Analytical
                                             Laboratories, Inc.


/s/ Frank Russomanno                         /s/ Michael Leftin
 ----------------------------                 ----------------------------------
Frank Russomanno, Secretary                   Michael Leftin, President


ATTEST:                                                       SUMMIT BANK


-------------------------------              /s/ John Hemmens
                                             -----------------------------------
Bank Officer Name: __________________________   John Hemmens, Vice President
Bank Officer Title: _________________________
NJMM0501(10/96)
NJCM0501(12/96)